Security Life of Denver Insurance Company

and its

Security Life Separate Account L1

Voya Corporate VUL

Voya SVUL-CV

Voya VUL-CV

Voya VUL-DB

Voya VUL-ECV

Supplement Dated August 27, 2014

__________________________________________________________________________

This supplement updates and amends certain information contained in your variable universal life product prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2014. Please read it carefully and keep it with your prospectus and SAI for future reference.

IMPORTANT INFORMATION ABOUT THE COMPANY

In connection with Voya Financial, Inc.’s rebranding efforts, the following changes are effective September 1, 2014:

•      References to ING in a product name will be replaced with Voya (e.g., ING Corporate VUL will be renamed Voya Corporate VUL);

•      ING America Equities, Inc. will be renamed Voya America Equities, Inc.;

•      ING Financial Partners, Inc. will be renamed Voya Financial Advisors, Inc.; and

•      ING North America Insurance Corporation will be renamed Voya Services Company.

In general, all other references to the name ING will be replaced with the name Voya with the exception of ING Groep N.V., which will remain unchanged.

X.SLD1-14	August 2014